Class 25 of The
Primary Fund

The Reserve Fund offers Class 25 of the Primary Fund, a no-load money-market fund, in this Prospectus:

Prospectus
September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds.®

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our Web site at www.reservefunds.com

It Pays to Keep Money in Reserve®

about the fund

Investment Objective

The investment objective of the Primary Fund (the "Fund") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Fund invests only in short-term securities and seeks to maintain a stable $1.00 share price.

•  Short-term securities – securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Fund monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated money market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of the Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Fund does not invest in commercial paper.

•  Money market securities – short-term securities that conform to the duration and credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing in U.S. government securities, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees and instruments fully collateralized by such obligations.

•  U.S. government securities – securities issued by the government of the United States, its agencies and instrumentalities.

The Fund will principally invest in obligations of U.S. banking institutions who are members of the Federal Deposit Insurance Corporation (FDIC) and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (Eurodollar obligations and Yankeedollar obligations) located in major industrialized nations in Western Europe, and other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Fund may invest more than 25% of its assets in bank obligations.

•  Eurodollar obligations – dollar denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.

•  Yankeedollar obligations – dollar denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

Repurchase Agreements. The Fund may invest in repurchase agreements but will limit them to transactions with those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

•  Repurchase Agreements (Repos) – Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

about the fund

Credit Quality. The Fund may invest in securities rated in one of the two highest short term ratings, generally by two of the nationally recognized statistical rating organizations. Securities which are not rated may also be purchased provided the investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

Maturity. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, that Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, or 397 days (13 months) for other securities. The Fund may at times purchase municipal floating rate and variable rate demand obligations, normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio holdings are available in the Statement of Additional Information.

Principal Risks

An investment in the Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund has maintained a constant share price since inception, and will strive to continue to do so. The value of the Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore reduce the Fund's yield:

•  Interest Rate Risk. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned. When interest rates are rising, the value of long term debt securities generally goes down more than the value of the short term securities in which the Fund invests. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

•  Credit Quality Risk. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money-market security to decrease.

•  Returns. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

•  Banking Industry Risks. The Fund is also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

•  Suitability. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. The Fund is intended to provide professional management for your cash and a convenient way to gain interest income as a part of a diversified portfolio.

The Fund is also subject to the risks associated with the types of securities held:

•  Repurchase Agreements. In the event of a default of a repurchase agreement counterparty, the Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

•  Foreign Securities. Eurodollar and Yankeedollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic about the fund

developments, possible withholding taxes, higher transaction costs, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks.

•  Municipal Securities. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Performance

The bar charts and tables below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar charts show the annual total returns on the Fund's Class 25 shares for each completed calendar year since inception. Past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown above, the highest quarterly return was 0.44% for the quarter ended March 31, 2002 and the lowest quarterly return was 0.21% for the quarter ended March 31, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 1.20%.

Average Annual Total Returns as of December 31, 2004	One Year	Five Years	Since Inception
Primary Fund – Class 25	1.16%	-	1.79	%*

  *  Class inception date is May 29, 2001.

For the Fund's current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

about the fund

Fees & Expenses

You may pay the fees and expenses, described in the table below, if you buy and hold Class 25 shares of the Fund. The Fund is a no-load fund, meaning that there is no sales charge (load) or exchange fee associated with an investment in the Fund.

Shareholder Fees*

(Fees paid directly from your investment)
Shareholder Transaction Fees	None
Redemption Fees	None

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets)
Management Fee**	0.25%
Distribution and Service (12b-1 Fee)	0.00%
Other Expenses†	0.00%
Total Annual Fund Operating Expenses	0.25%

  *  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance and additional services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts with a monthly average account balance of less than $100,000. A fee of $100 may be charged on redemption checks for less than $100,000 and a fee of $100 may be charged on wire redemptions in any amount. "Stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

**  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, an administration fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses.

  †  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, the fees and expenses of the independent Trustees, compensation for the Chief Compliance Officer and the fees of the independent counsel to the independent Trustees for which each Funds pay its direct or allocated share. It is estimated that these fees will generally be less than 0.005% for the Fund.

about the fund

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$25.63	$80.58	$140.87	$318.48

Fund Management

The Investment Adviser. The investment adviser for the Fund is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 1000-3701. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2005, RMCI had approximately $21 billion in assets under management. RMCI manages the Fund, subject to policies adopted by the Trustees of the Trust, under the terms of an Investment Management Agreement with the Trust, on behalf of the Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services, the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets. The comprehensive management fee is 0.25% annually of the average daily net assets for the Class 25 shares.

The Distributor. The Fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, is an affiliate of RMCI. The Class 25 shares of the Fund are not subject to a distribution (Rule 12b-1) fee or other sales charge.

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How to Buy Shares

Share Class. The Fund offers Class 25 shares in this prospectus.

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for Class 25 shares, reduced by any applicable redemption fee. The NAV per share is calculated by taking the total value of the assets of the share class, subtracting its liabilities, and then dividing by the number of shares of the class that are issued and outstanding. The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

Calculation of Net Asset Value. The Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests, which is 5:00 p.m. Eastern time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by a Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds distributor. No purchase of shares will be modified or cancelled the after cut-off time set for calculating the Funds' NAV. The NAV for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of the Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, from the Funds' NAV calculated using the amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a NAV per share solely by using available market quotations. The Fund cannot guarantee that its NAV will remain at $1.00 per share, although the NAV of the Fund has done so since inception.

Minimum Investments. The minimum initial investment for Class 25 shares is $10 million. There is no subsequent minimum investment. The investment minimum may be reduced or waived in certain circumstances and may be changed by the Fund at any time.

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the methods noted below:

•  By Check – You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Fund or payable to and endorsed by the account holder. You must include your account number (or Taxpayer Identification Number)

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on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

•  By Federal Wire – Call The Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares with Securities. Subject to the approval of the Trust, shares of the Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Fund.

Joint Ownership. When an account is registered in the name of two people, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Account Application provides that persons who register their account jointly indemnify and hold the Trust harmless for actions taken by either party.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. Investors can exchange shares of the same Class of other Reserve funds for Class 25 shares of the Fund, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries and some intermediaries may impose additional or different conditions on exchanges by their clients.

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You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange or discontinue the exchange privilege at any time.

Right to Refuse Purchases and Exchanges. The Fund reserves the right to refuse any purchase or exchange request for any reason.

Anti-Money Laundering Requirements. The Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on each day that the Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by the Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid by check or wire transfer. A service fee of $100 may be charged on check or wire redemptions for less than $100,000. Service fees may be reduced or waived under certain conditions. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares for over seven days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

The Fund assumes no responsibility for delays in the receipt of wired or mailed Funds.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Fund at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request to the Fund with a signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all accountholders.

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A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call the Fund for information regarding the applicable withholding requirements.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

Redemptions Through Third Parties. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, the Fund may assist a third party in the collection of any such fees.

Redemptions Through the Exchange Privilege. Investors can exchange some or all of their Fund shares for shares of the same Class in other Reserve funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family. The Fund may change or discontinue the exchange privilege at any time.

Redemptions in Kind. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

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Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your Class 25 account has an average monthly account balance of less than $100,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

Frequent Purchases and Redemptions

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Purchases or sales of shares of the Fund, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. The Fund may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Fund's intention to do so.

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Shareholder Services

The Fund offers a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.reservefunds.com. Applications for some of these services are also available on our Web site in the "Form Library" of the "Literature Center." The following shareholder services are available to investors who hold their shares directly through Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding the shareholder services that are available.

Reserve Easy Access.SM Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

Reserve Online Access.SM You may access your account activity for the previous six months, current price information and other information through On-Line Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Access.

Special Services. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

Stop Payments. The Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Shareholder Service Policies. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

Dividends & Taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and

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redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Distributions of any long-term capital gains earned by the Fund will be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

Dividends of the Fund will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While municipal obligations generally pay interest which is excludible from gross income for federal income tax purposes in the hands of the bondholder, such interest will not be excludible from gross income for Federal income tax purposes when paid by the Fund to shareholders.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

It is the Fund's intention to distribute substantially all of its net investment income. At times a portion of the Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand the Fund's Class 25 shares financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request by calling 800-637-1700.

Primary Fund

	Class 25
					May 29, 2001*
	Year Ended May 31,				to May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0175	0.0085	0.0140	0.0263	0.0004
Dividends from net investment income	(0.0175)	(0.0085)	(0.0140)	(0.0263)	(0.0004)
Net asset value at end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	1.78%	0.86%	1.42%	2.69%	0.04%
Ratios/Supplemental Data
Net assets end of period (millions)	$552.3	$1,348.4	$1,524.7	$2,113.4	$442.0
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25	%(a)
Ratio of net investment income to average net assets	1.65%	0.84%	1.41%	2.31%	4.47	%(a)

  *  Inception of Class Operations.

  (a)  Annualized.

privacy policy

PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

Protecting Customer Information: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who is Covered by Our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our Web site at www.reservefunds.com. The site also contains links to unaffiliated Web sites. The Reserve Funds is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect From our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

•  If you utilize Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to

(i)

privacy policy

administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

•  Sharing Information within Reserve. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@reservefunds.com or call us at 1-800-637-1700.

Options Relating to Disclosure of Personal Information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

(ii)

privacy policy

If you believe you may be a victim of identity theft, you should:

•  Contact Reserve customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, INC., member NASD since 06/03.

(iii)

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI'') contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling the Reserve Funds toll free at 800-637-1700. You may also obtain copies of these documents and the SAI from the Fund's website at www.reservefunds.com or by writing to the Reserve Funds, 1250 Broadway, New York, NY 10001-3701.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain
this prospectus for future reference.

Distributor-Resrv Partners, Inc.
RF/HRBFA-25-[      ]

Investment Company File Number 811-2033
The Reserve Fund

Investment services and securities products offered through H&R Block Financial Advisors, Inc., member NYSE/SIPC, a subsidiary of H&R Block, Inc. H&R Block, Inc. is not a registered broker-dealer.

money-market funds

offered by The Reserve Funds

Class 25:

Primary Fund

Prospectus
September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

719 Griswold St., Ste. 1700 Detroit, MI 48226-3318